UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/10/2005

DIGITAL GENERATION SYSTEMS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-2764

DE	94-3140772
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

750 West John Carpenter Freeway, Suite 700, Irving, TX 75039
(Address of Principal Executive Offices, Including Zip Code)

9725812000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 7.01.    Regulation FD Disclosure

On May 9, 2005, Digital Generation Systems, Inc. held a conference call that was available via live web cast. The script for the conference call and a transcript of the immediately following question and answer session is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall be deemed to be "furnished" and not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

DIGITAL GENERATION SYSTEMS INC

Date: May 13, 2005.	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Script of Digital Generation Systems, Inc.'s conference call on May 9, 2005 and transcript of related question and answer session